Exhibit 99.1

August 5, 2025

Zeta Global Reports 16th Straight “Beat and Raise” Quarter

•
Delivered revenue of $308M, an increase of 35% Y/Y, exceeding midpoint of guidance by $11M
•
Generated net cash provided by operating activities of $42M, an increase of 35% Y/Y, and Free Cash Flow of $34M, an increase of 69% Y/Y
•
Ended 2Q25 with zero net dilution versus 1Q25 and tracking to achieve 2025 dilution and SBC expense targets
•
As of July 25, Zeta used $85M of the $100M share repurchase authorization approved in November 2024
•
Zeta’s board of directors approved a new $200M stock repurchase program over 2 years to supplement the existing stock repurchase program in place today
•
Increasing FY25 revenue, adjusted EBITDA, and free-cash-flow guidance by more than the 2Q25 beat

NEW YORK – Zeta Global (NYSE: ZETA), the AI Marketing Cloud, today announced financial results for the second quarter ended June 30, 2025.

“We delivered another quarter of industry-leading growth, fueled by demand for our AI-powered marketing platform,” said David A. Steinberg, Co-Founder, Chairman, and CEO of Zeta. “As we head into the back half of 2025, our AI-driven momentum on the heels of the Zeta Answers release, new Zeta Marketing Platform deployments, agency expansions, and OneZeta wins gives us conviction that Zeta is poised to capture even more market share.”

“We laid out an ambitious plan for 2028 revenue and free-cash-flow in February, and our first-half results put us firmly on track to meet those goals,” said Chris Greiner, Zeta’s CFO. “On the back of the strong execution and pipeline this quarter, we have the confidence and visibility to meaningfully raise our full year revenue guidance, adjusted EBITDA and, more importantly, significantly increase our free-cash flow expectations.”

Investor Day October 8th Followed by Fifth Annual Zeta Live October 9th

Zeta will hold its fifth annual Zeta Live conference on Thursday, October 9, in New York City. This year’s theme is Achieve the Impossible. Throughout the conference, we will have three stages of thought leadership sessions by today's leading CEOs, CMOs, athletes, global thought leaders, brand marketers and advertisers. This year, because of demand, we will have a dedicated stage for Zeta’s products and upcoming launches. The day before, on October 8, we’ll host our second Investor Day, sharing our long-term roadmap, R&D pipeline, and the expanded leadership team driving Zeta’s growth.

Guidance*

Third Quarter 2025

•
Increasing revenue guidance to a range of $327 million to $329 million, up $5 million at the midpoint from the prior guidance of $323 million. The revised guidance represents a year-over-year growth rate of 22% to 23%.
•
Increasing Adjusted EBITDA guidance to a range of $70.3 million to $71.0 million, up $1 million at the midpoint from the prior guidance of $69.7 million. The revised guidance represents a year-over-year growth rate of 31% to 32% and an Adjusted EBITDA margin of 21.4% to 21.7%.

Full Year 2025

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Increasing revenue guidance to a range of $1,258 million to $1,268 million, up $21 million at the midpoint from the prior guidance of $1,242 million. Revised guidance represents a year-over-year growth rate of 25% to 26%.
•
Increasing Adjusted EBITDA to a range of $263.6 million to $265.6 million, up $6 million at the midpoint from the prior guidance of $258.5 million. Revised guidance represents a year-over-year growth rate of 37% to 38% and an Adjusted EBITDA margin of 20.8% to 21.1%.
•
Increasing Free Cash Flow guidance to a range of $140.0 million to $144.0 million, up $10.5 million at the midpoint from the prior guidance of $131.5 million. Revised guidance represents a year-over-year growth rate of 52% to 56% and a Free Cash Flow margin of 11.0% to 11.4%.
•
Equity stock-based compensation to be $190 million.

* This press release does not include a reconciliation of forward-looking Adjusted EBITDA, Adjusted EBITDA margin, Free Cash Flow, and Free Cash Flow margin to forward-looking GAAP net income (loss), net income (loss) margin, or net cash provided by operating activities, respectively, because the Company is unable, without making unreasonable efforts, to provide a meaningful or reasonably accurate calculation or estimation of certain reconciling items which could be significant to the Company’s results.

Repurchase Program

On July 23, 2025, Zeta’s board of directors authorized a new stock repurchase and withholding program of up to $200.0 million in the aggregate for (i) repurchases of the Company’s outstanding shares of Class A Common Stock through December 31, 2027 and (ii) the withholding of shares as an alternative to market sales by certain executives and other employees to satisfy tax withholding requirements upon vesting of restricted stock awards (the “Stock Repurchase Program”). The Stock Repurchase Program supplements Zeta’s existing stock repurchase program authorized in 2024, under which, as of July 25, 2025, $15 million remained available for use prior to its expiration on December 31, 2026.

Under the Stock Repurchase Program, repurchases can be made from time to time using a variety of methods, which may include open market purchases, privately negotiated transactions or otherwise, all in accordance with the rules of the Securities and Exchange Commission and other applicable legal requirements. The specific timing, price and size of purchases will depend on prevailing stock prices, general economic and market conditions, and other considerations. The Stock Repurchase Program does not obligate Zeta to acquire any particular amount of common stock, and the Stock Repurchase Program may be suspended or discontinued at any time at Zeta’s discretion.

Investor Conference Call and Webcast

Zeta will host a conference call today, Tuesday, August 5, 2025, at 4:30 p.m. Eastern Time to discuss financial results for the second quarter 2025. A supplemental earnings presentation and a live webcast of the conference call can be accessed from the Company’s investor relations website (https://investors.zetaglobal.com/) where they will remain available for one year.

About Zeta

Zeta Global (NYSE: ZETA) is the AI Marketing Cloud that leverages advanced artificial intelligence (AI) and trillions of consumer signals to make it easier for marketers to acquire, grow, and retain customers more efficiently. Through the Zeta Marketing Platform (ZMP), our vision is to make sophisticated marketing simple by unifying identity, intelligence, and omnichannel activation into a single platform – powered by one of the industry’s largest proprietary databases and AI. Our enterprise customers across multiple verticals are empowered to personalize experiences with consumers at an individual level across every channel, delivering better results for marketing programs. Zeta was founded in 2007 by David A.

Steinberg and John Sculley and is headquartered in New York City with offices around the world. To learn more, go to www.zetaglobal.com.

Forward-Looking Statements

This press release, together with other statements and information publicly disseminated by the Company, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Any statements made in this press release or during the earnings call that are not statements of historical fact, including statements about our 2025 guidance, the Zeta 2028 targets, anticipated market share growth, expected sessions and timing of Zeta Live and Investor Day, the impacts of our prior investments on accelerating the timing of the marketing cloud replacement cycle, our products capabilities to provide strong investment returns to our customers, our strong competitive position, visibility of our current and new customers, expansion of existing customers, the capabilities of AI and Zeta’s platform, the acceleration of the digital transformation and our business, any future share repurchases under our existing share repurchase programs, and the growth and expansion of AI and the Zeta Marketing Platform, are forward-looking statements and should be evaluated as such. Forward-looking statements include information concerning our anticipated future financial performance, our market opportunities and our expectations regarding our business plan and strategies. These statements often include words such as “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “projects,” “should,” “could,” “would,” “may,” “will,” “forecast,” “outlook,” “guidance” and other similar expressions. We base these forward-looking statements on our current expectations, plans and assumptions that we have made in light of our experience in the industry, as well as our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances at such time. Although we believe that these forward-looking statements are based on reasonable assumptions at the time they are made, you should be aware that many factors could affect our business, results of operations and financial condition and could cause actual results to differ materially from those expressed in the forward-looking statements. These statements are not guarantees of future performance or results.

The forward-looking statements are subject to and involve risks, uncertainties and assumptions, and you should not place undue reliance on these forward-looking statements. Factors that may materially affect such forward-looking statements include, but are not limited to: global supply chain disruptions; macroeconomic and industry trends and adverse developments in the debt, consumer credit and financial services markets and other macroeconomic factors beyond Zeta’s control; increases in our borrowing costs as a result of changes in interest rates and other factors; the impact of inflation, tariffs and changes in global trade policies on us and on our customers; potential fluctuations in our operating results, which could make our future operating results difficult to predict; underlying circumstances, including cash flows, cash position, financial performance, market conditions and potential acquisitions; prevailing stock prices, general economic and market condition; the impact of future pandemics, epidemics and other health crises on the global economy, our customers, employees and business; domestic and international political and geopolitical conditions or uncertainty, including political or civil unrest or changes in trade policy; our ability to innovate and make the right investment decisions in our product offerings and platform; the impact of new generative AI capabilities and the proliferation of AI on our business; our ability to attract and retain customers, including our scaled and super-scaled customers; our ability to manage our growth effectively; our ability to identify and integrate acquisitions or strategic investments; our ability to collect and use data online; the standards that private entities and inbox service providers adopt in the future to regulate the use and delivery of email may interfere with the effectiveness of our platform and our ability to conduct business; a significant inadvertent disclosure or breach of confidential and/or personal information we process, or a security breach of our or our customers’, suppliers’ or other partners’ computer systems; and any disruption to our third-party data centers, systems and technologies. These cautionary statements should not be construed by you to be exhaustive and the forward-looking statements are made only as of the date of this press release. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

The third quarter and full year 2025 guidance provided herein are based on Zeta’s current estimates and assumptions and are not a guarantee of future performance. The guidance is subject to significant risks and uncertainties, including the risk factors discussed in the Company's reports on file with the Securities and Exchange Commission (“SEC”), that could cause actual results to differ materially. There can be no assurance that the Company will achieve the results expressed by this guidance or the targets.

Availability of Information on Zeta’s Website and Social Media Profiles

Investors and others should note that Zeta routinely announces material information to investors and the marketplace using SEC filings, press releases, public conference calls, webcasts and the Zeta investor relations website at https://investors.zetaglobal.com (“Investors Website”). We also intend to use the social media profiles listed below as a means of disclosing information about us to our customers, investors and the public. While not all of the information that the Company posts to the Investors Website or to social media profiles is of a material nature, some information could be deemed to be material. Accordingly, the Company encourages investors, the media, and others interested in Zeta to review the information that it shares on the Investors Website and to regularly follow our social media profile links located at the bottom of the page on www.zetaglobal.com. Users may automatically receive email alerts and other information about Zeta when enrolling an email address by visiting "Investor Email Alerts" in the "Resources" section of the Investors Website.

Social Media Profiles:

www.x.com/zetaglobal

www.facebook.com/zetaglobal/

www.linkedin.com/company/zetaglobal

www.instagram.com/zetaglobal/

The Following Definitions Apply to the Terms Used Throughout this Release, the Supplemental Earnings Presentation and Investor Conference Call

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Direct Platform and Integrated Platform: When the Company generates revenues entirely through the Company platform, the Company considers it direct platform revenue. When the Company generates revenue by leveraging its platform’s integration with third parties, it is considered integrated platform revenue.
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Cost of revenue (excluding depreciation and amortization): Cost of revenue excludes depreciation and amortization and consists primarily of media and marketing costs and certain employee-related costs. Media and marketing costs consist primarily of fees paid to third-party publishers, media owners or managers, and strategic partners that are directly related to a revenue-generating event. We pay these third-party publishers, media owners or managers and strategic partners on a revenue-share, a cost-per-lead, cost-per-click, or cost-per-thousand-impressions basis. Employee-related costs included in cost of revenues include salaries, bonuses, commissions, stock-based compensation and employee benefit costs primarily related to individuals directly associated with providing services to our customers.
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Scaled Customers: We define scaled customers as customers from which we generated at least $100,000 in revenue on a trailing twelve-month basis. We calculate the number of scaled customers at the end of each quarter and on an annual basis as the number of customers billed during each applicable period. We believe the scaled customers measure is both an important contributor to our revenue growth and an indicator to investors of our measurable success.
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Super-Scaled Customers: We define super-scaled customers, which is a subset of Scaled Customers, as customers from which we generated at least $1,000,000 in revenue on a trailing twelve-month basis. We calculate the number of super-scaled customers at the end of each quarter and on an annual basis as the number of customers billed during each applicable period. We believe the super-scaled customers measure is both an important contributor to our revenue growth and an indicator to investors of our measurable success.
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Scaled Customer ARPU: We calculate the scaled customer average revenue per user (“ARPU”) as revenue for the corresponding period divided by the number of scaled customers at the end of that period. We believe that scaled customer ARPU is useful for investors because it is an indicator of our ability to increase revenue and scale our business.
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Super-Scaled Customer ARPU: We calculate the super-scaled customer ARPU as revenue for the corresponding period divided by the number of super-scaled customers at the end of that period. We believe that super-scaled customer ARPU is useful for investors because it is an indicator of our ability to increase revenue and scale our business.

Non-GAAP Measures

In order to assist readers of our consolidated financial statements in understanding the core operating results that our management uses to evaluate the business and for financial planning purposes, we describe our non-GAAP measures below. We believe these non-GAAP measures are useful to investors in evaluating our performance by providing an additional tool for investors to use in comparing our financial performance over multiple periods.

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Adjusted EBITDA is a non-GAAP financial measure defined as net income / (loss) adjusted for interest expense, net, depreciation and amortization, stock-based compensation, income tax (benefit) / provision, acquisition-related expenses, restructuring expenses, change in fair value of warrants and derivative liabilities, certain dispute settlement expenses, gain on extinguishment of debt, certain non-recurring capital raise related (including initial public offering (“IPO”)) expenses, including the payroll taxes related to vesting of restricted stock and restricted stock units upon the completion of the IPO, and other expenses / (income). Acquisition-related expenses and restructuring expenses primarily consist of professional services fees, severance and other employee-related costs, which may vary from period to period depending on the timing of our acquisitions and restructuring activities and distort the comparability of the results of operations. Change in fair value of warrants and derivative liabilities is a non-cash expense related to periodically recording “mark-to-market” changes in the valuation of derivatives and warrants. Other expenses / (income) consist of non-cash expenses such as changes in fair value of acquisition-related liabilities, gains and losses on extinguishment of acquisition-related liabilities, gains and losses on sales of assets and foreign exchange gains and losses. In particular, we believe that the exclusion of stock-based compensation, certain dispute settlement expenses and non-recurring capital raise related (including IPO) expenses that are not related to our core operations provides measures for period-to-period comparisons of our business and provides additional insight into our core controllable costs. We exclude these charges because these expenses are not reflective of ongoing business and operating results.
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Adjusted EBITDA margin is a non-GAAP financial measure defined as Adjusted EBITDA divided by the total revenues for the same period.
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Free Cash Flow is a non-GAAP financial measure defined as cash from operating activities, less capital expenditures and website and software development costs, adjusted for the effect of exchange rates on cash and cash equivalents.
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Free Cash Flow margin is a non-GAAP financial measure defined as Free Cash Flow divided by revenue for the same period.

Adjusted EBITDA, Adjusted EBITDA margin, Free Cash Flow, and Free Cash Flow margin provide us with useful measures for period-to-period comparisons of our business as well as comparison to our peers. We believe that these non-GAAP financial measures are useful to investors in analyzing our financial and operational performance. Nevertheless our use of Adjusted EBITDA, Adjusted EBITDA margin, Free Cash Flow, and Free Cash Flow margin has limitations as an analytical tool, and you should not consider these measures in isolation or as a substitute for analysis of our financial results as reported under GAAP. Other companies may calculate similarly-titled non-GAAP financial measures differently than us, thereby limiting the usefulness of these non-GAAP financial measures as a comparative tool. Because of these and other limitations, you should consider our non-GAAP measures only as supplemental to other GAAP-based financial performance measures, including revenues and net income / (loss).

We calculate forward-looking Adjusted EBITDA, Adjusted EBITDA margin, Free Cash Flow, and Free Cash Flow margin based on internal forecasts that omit certain amounts that would be included in forward-looking GAAP net income / (loss). We do not attempt to provide a reconciliation of forward-looking Adjusted EBITDA, Adjusted EBITDA margin, Free Cash Flow, and Free Cash Flow margin guidance and targets to forward looking GAAP net income / (loss), GAAP net income / (loss) margin GAAP cash flows from operating activities, or GAAP cash flows from operating activities margin, respectively, because forecasting the timing or amount of items that have not yet occurred and are out of our control is inherently uncertain and unavailable without unreasonable efforts. Further, we believe that such reconciliations would imply a degree of precision and certainty that could be confusing to investors. Such items could have a substantial impact on GAAP measures of financial performance.

Contacts:

Investor Relations

Matt Pfau

ir@zetaglobal.com

Press

Candace Dean

press@zetaglobal.com

Zeta Global Holdings Corp.

Condensed Unaudited Consolidated Balance Sheets

(In thousands)

	As of
	June 30, 2025	December 31, 2024
Assets
Current assets:
Cash and cash equivalents	$365,314	$366,157
Accounts receivable	251,007	235,227
Prepaid expenses	11,346	13,348
Other current assets	2,531	1,808
Total current assets	$630,198	$616,540
Non-current assets:
Property and equipment, net	$10,804	$8,856
Website and software development costs, net	29,865	28,949
Right-to-use assets - operating leases, net	10,147	8,806
Intangible assets, net	95,181	115,180
Goodwill	317,672	325,992
Deferred tax assets, net	960	619
Other non-current assets	5,266	6,431
Total non-current assets	$469,895	$494,833
Total assets	$1,100,093	$1,111,373
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$48,035	$43,665
Accrued expenses	115,948	121,400
Acquisition-related liabilities	13,834	12,727
Deferred revenue	3,856	10,348
Other current liabilities	12,156	11,197
Total current liabilities	$193,829	$199,337
Non-current liabilities:
Long-term borrowings	$196,686	$196,288
Acquisition-related liabilities	25,327	29,137
Other non-current liabilities	10,995	9,810
Total non-current liabilities	$233,008	$235,235
Total liabilities	$426,837	$434,572
Stockholders’ equity:
Class A Common Stock	$213	$213
Class B Common Stock	24	24
Additional paid-in capital	1,737,840	1,706,885
Accumulated deficit	(1,062,722)	(1,028,308)
Accumulated other comprehensive loss	(2,099)	(2,013)
Total stockholders’ equity	$673,256	$676,801
Total liabilities and stockholders' equity	$1,100,093	$1,111,373

Condensed Unaudited Consolidated Statements of Operations

(In thousands)

	Three months ended June 30,		Six months ended June 30,
	2025	2024	2025	2024
Revenues	$308,442	$227,839	$572,861	$422,786
Operating expenses:
Cost of revenues (excluding depreciation and amortization)	116,988	91,082	220,476	167,955
General and administrative expenses	62,172	51,159	116,209	99,965
Selling and marketing expenses	86,392	75,604	161,761	147,019
Research and development expenses	30,592	23,614	57,391	43,600
Depreciation and amortization	17,403	12,964	35,090	26,705
Restructuring expenses	—	—	3,152	—
Total operating expenses	$313,547	$254,423	$594,079	$485,244
Loss from operations	(5,105)	(26,584)	(21,218)	(62,458)
Interest expense, net	166	2,560	497	5,185
Other expenses / (income)	6,351	(1,564)	9,863	(893)
Total other expenses	$6,517	$996	$10,360	$4,292
Loss before income taxes	(11,622)	(27,580)	(31,578)	(66,750)
Income tax provision	1,192	486	2,836	882
Net loss	$(12,814)	$(28,066)	$(34,414)	$(67,632)

The Company recorded stock-based compensation under respective lines of the above condensed unaudited consolidated statements of operations and comprehensive loss:

	Three months ended June 30,		Six months ended June 30,
	2025	2024	2025	2024
Cost of revenues (excluding depreciation and amortization)	$302	$499	$563	$770
General and administrative expenses	14,896	16,728	30,315	35,627
Selling and marketing expenses	22,460	26,947	42,005	53,497
Research and development expenses	8,813	7,985	15,575	14,903
Total	$46,471	$52,159	$88,458	$104,797

Condensed Unaudited Consolidated Statements of Cash Flows

(In thousands)

	Six months ended June 30,
	2025	2024
Cash flows from operating activities:
Net loss	$(34,414)	$(67,632)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	35,090	26,705
Stock-based compensation	88,458	104,797
Deferred income taxes	(345)	(67)
Change in fair value of acquisition-related liabilities	9,165	(1,261)
Others, net	2,761	450
Change in non-cash working capital (net of acquisitions):
Accounts receivable	(19,067)	(13,070)
Prepaid expenses	1,938	(2,352)
Other current assets	(723)	161
Other non-current assets	156	(1,153)
Deferred revenue	(6,543)	369
Accounts payable	2,703	(15,406)
Accrued expenses and other current liabilities	(3,515)	24,321
Other non-current liabilities	1,184	(86)
Net cash provided by operating activities	$76,848	$55,776
Cash flows from investing activities:
Capital expenditures	(5,085)	(12,565)
Website and software development costs	(9,953)	(8,212)
Acquisitions and other investments, net of cash acquired	(1,202)	—
Net cash used for investing activities	$(16,240)	$(20,777)
Cash flows from financing activities:
Cash paid for acquisition-related liabilities	(6,333)	(6,952)
Proceeds from credit facilities, net of issuance cost	6,250	11,250
Issuance under employee stock purchase plan	1,904	1,525
Exercise of options	964	1,841
Repurchase of shares	(57,931)	(8,363)
Repayments against the credit facilities	(6,250)	(11,250)
Net cash used for financing activities	$(61,396)	$(11,949)
Effect of exchange rate changes on cash and cash equivalents	(55)	(78)
Net (decrease) / increase in cash and cash equivalents	$(843)	$22,972
Cash and cash equivalents, beginning of period	366,157	131,732
Cash and cash equivalents, end of period	$365,314	$154,704

Reconciliation of GAAP to Non-GAAP Financial Measures

(In thousands)

The following table reconciles adjusted EBITDA and adjusted EBITDA margin to net loss and net loss margin, respectively, the most directly comparable financial measure calculated and presented in accordance with GAAP.

	Three months ended June 30,		Six months ended June 30,
	2025	2024	2025	2024
Net loss	$(12,814)	$(28,066)	$(34,414)	$(67,632)
Net loss margin	(4.2)%	(12.3)%	(6.0)%	(16.0)%
Add back:
Depreciation and amortization	17,403	12,964	35,090	26,705
Restructuring expenses	—	—	3,152	—
Stock-based compensation	46,471	52,159	88,458	104,797
Other expenses / (income)	6,351	(1,564)	9,863	(893)
Interest expense, net	166	2,560	497	5,185
Income tax provision	1,192	486	2,836	882
Adjusted EBITDA	$58,769	$38,539	$105,482	$69,044
Adjusted EBITDA margin	19.1%	16.9%	18.4%	16.3%

The following table reconciles net cash provided by operating activities in the Condensed Unaudited Consolidated Statements of Cash Flows to Free Cash Flow:

	Three months ended June 30,		Six months ended June 30,
	2025	2024	2025	2024
Net cash provided by operating activities	$42,049	$31,110	$76,848	$55,776
Capital expenditures	(2,349)	(6,754)	(5,085)	(12,565)
Website and software development costs	(5,798)	(4,569)	(9,953)	(8,212)
Effect of exchange rate changes on cash and cash equivalents	(344)	35	(55)	(78)
Free Cash Flow	$33,558	$19,822	$61,755	$34,921